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                                                                    Exhibit 10-4
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                  AMENDED AND RESTATED REGISTRATION AGREEMENT
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          THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Agreement") is made and entered into as of January 31, 1995, by and among Nutraceutical International Corporation (f/k/a Nutraceutical Corporation), a Delaware corporation (the "Company"), the Persons listed on Schedule A attached hereto (the "Bain Stockholders"), Heller Financial, Inc., a Delaware corporation ("Heller"), Jackson National Life Insurance Company, a Michigan insurance corporation ("JNL"), and the Persons listed on Schedule B attached hereto (the "Other Stockholders") (the Bain Stockholders, Heller, JNL and the Other Stockholders are collectively referred to herein as the "Stockholders," and each as a "Stockholder"). This Agreement amends, restates and supersedes that certain Registration Agreement dated as of October 28, 1993, by and among the Company, the Bain Stockholders, Heller and certain other persons. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

          The Company's wholly-owned subsidiary, Nutraceutical Corporation (f/k/a Nutraceutical Newco, Inc.), a Delaware corporation ("Nutraceutical"), its Subsidiaries, the Company and JNL are parties to a Revolving Credit and Term Loan Agreement dated January 31, 1995 (the "Credit Agreement") whereby, subject to the terms and conditions set forth therein, JNL has agreed to make certain revolving credit and term loans and other financial accommodations to Nutraceutical and its Subsidiaries. The execution and delivery of this Agreement by the Company is a condition to JNL's obligation to consummate the transactions contemplated by the Credit Agreement.

          The parties hereto agree as follows:

          1.   Demand Registrations.

          (a) Requests for Registration. At any time, the holders of a majority of the Bain Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form
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registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). In addition, Heller may request registration under the Securities Act of all or a part of the Heller Registrable Securities pursuant to a Long-Form Registration or Short-Form Registration under circumstances set forth in paragraph 1(d) below. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(e) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

          (b) Long-Form Registrations. The holders of a majority of the Bain Registrable Securities will be entitled to request three Long-Form Registrations in which the Company will pay all Registration Expenses. A registration will not count as one of the permitted Long-Form Registrations until it has become effective, and the last Long-Form Registration will not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities initially requesting such registration have been able to register and sell at least 90% of the Registrable Securities initially requested to be registered by such holders; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

          (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of a majority of the Bain Registrable Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange

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Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          (d) Heller Demand Registration Rights. At any time after the Company's Common Stock is publicly traded on any national securities exchange or quoted as a NASDAQ "National Market Security," the holders of a majority of the Heller Registrable Securities will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses (the "Heller Demand Registration"); provided that the Company will not be obligated to effect such Heller Demand Registration unless the holders of the Heller Registrable Securities request to include at least 50% of the Heller Registrable Securities. A registration will not count as one of the permitted Heller Demand Registrations until it has become effective, and unless the holders of Heller Registrable Securities initially requesting such registration have been able to register and sell at least 75% of the Heller Registrable Securities initially requested to be registered by such holders; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Heller Demand Registration whether or not it has become effective. All Heller Demand Registrations which are Long-Form Registrations shall be underwritten registrations. The Heller Demand Registration will be a Short-Form Registration if the Company is permitted to use any applicable short form.

          (e) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of (i) the Bain Registrable Securities included in such registration, in the case of any Demand Registration other than a Heller Demand Registration, and (ii) the Heller Registrable Securities in the case of a Heller Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, (i) in the case of any Demand Registration other than a Heller Demand Registration, the Company will include in such registration prior to the inclusion of any securities which are not Registrable

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Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder; provided that if, after the exercise of a Heller Demand Registration, Heller still holds a portion of the Heller Registrable Securities, the Company will include such remaining Heller Registrable Securities in such registration prior to the inclusion of any other Registrable Securities and (ii) in the case of a Heller Demand Registration, the Company will include in such registration
(A) first, the securities the holders of Heller Registrable Securities propose to sell, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (B) second, the Registrable Securities requested to be included in such registration by the other holders of Registrable Securities, pro rata among such other holders on the basis of the number of shares of Registrable Securities owned by each such holder, and (C) third, other securities requested to be included in such registration.

          (f) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, however, that in such event, the holders of Registrable Securities initially requesting such Demand Regis tration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (g) Selection of Underwriters. The holders of a majority of the Bain Registrable Securities included in any Demand Registration other than a Heller Demand Registration will have the

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right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld. The Company will have the right to select the investment banker(s) and manager(s) to administer any Heller Demand Registration, subject to the approval of a majority of the Heller Registrable Securities included in any Heller Demand Registration, which will not be unreasonably withheld.

          (h) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Bain Registrable Securities.

          2.   Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to paragraph 2(c) and (d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely

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affecting the marketability of such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder (provided that if, after the exercise of a Heller Demand Registration, Heller still holds a portion of the Heller Registrable Securities, the Company will include such remaining Heller Registrable Securities in such registration prior to the inclusion of any other Registrable Securities), and (iii) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder (provided that if, after the exercise of a Heller Demand Registration, Heller still holds a portion of the Heller Registrable Securities, the Company will include such remaining Heller Registrable Securities in such registration prior to the inclusion of any other securities), and (ii) second, other securities requested to be included in such registration.

          (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at

                                      -6-
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least six months has elapsed from the effective date of such previous registration.

          3.   Holdback Agreements.

          (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

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          (a)  prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

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          (d) use its best efforts to register or qualify such Registrable
Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable

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Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) obtain a comfort letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

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          (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.  Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

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          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered for each seller.

          6.  Indemnification.

          (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Secu rities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this paragraph 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity

                                      -12-
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with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will severally indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual to each holder and will be limited to the net

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amount of proceeds received by such holder from the sale of Registrable
Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The parties hereto agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's or such other party's indemnification is unavailable for any reason.

          7.  Participation in Underwritten Registrations.

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s)) and (ii) completes and executes all questionnaires (provided that, in the case of any selling stockholder who does not actively

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participate in the management of the Company, such questionnaire will be limited to information pertinent to such Person in his or its capacity as a selling stockholder), powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Notwithstanding the foregoing, the parties hereto shall not be obligated to engage in any transaction which would result in a violation of any federal or state securities laws or subject any such party to disgorgement under Section 16(b) of the Securities Exchange Act.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in paragraph 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

          8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          9.  Definitions.

          "Bain Registrable Securities" means (i) any shares of Common Stock issued to the Bain Stockholders pursuant to the Purchase Agreement, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided, however, that in the event that pursuant to such recapitalization or exchange equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Bain Registrable Securities, such shares will cease to be Bain Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Class A Common" means the Class A Common Stock, par value $.01 per share, of the Company.

          "Class A Non-Voting Common" means the Class A Non-Voting Common Stock, par value $.01 per share, of the Company.

          "Class P Common" means the Class P Common Stock, par value $.01 per share, of the Company.

          "Common" means the Common Stock, par value $.01 per share, of the Company.

          "Common Stock" means collectively the Class A Non-Voting Common, Class A Common, Non-Voting Common, Class P Common and Common.

          "Heller Registrable Securities" means (i) any Common Stock issued upon the conversion of any Class A Non-Voting Common or Non-Voting Common issued upon the exercise of the Heller

Warrants, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above; provided, however, that in the event that pursuant to such recapitalization or exchange Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Heller Registrable Securities, such shares will cease to be Heller Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Heller Warrants" means those two warrants of the Company dated October 28, 1993, each as amended on October 31, 1994 and on the date hereof, whereby Heller has the right to acquire the number of shares of Common Stock set forth therein.

          "JNL Registrable Securities" means (i) any shares of Common Stock issued to JNL pursuant to the Credit Agreement, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above; provided, however, that in the event that pursuant to such recapitalization or exchange Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting JNL Registrable Securities, such shares will cease to be JNL Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "KAL Purchase Agreement" means that certain Asset Purchase Agreement dated as of November 16, 1994, by and among the Company, Makers of KAL, Inc., a Delaware corporation, Makers of KAL, Inc., a California corporation (c/k/a Old KAL, Inc.) and certain other persons.

          "Management Agreements" means (i) that certain Executive Stock Agreement dated October 28, 1993, between the Company and Jeffrey A. Hinrichs,
(ii) those certain Executive Stock Agreements dated July 8, 1994, between the Company and each of (A) James Selander, (B) Farley Quist, (C) Daren Peterson, and (D) Brent Roth, (iii) that certain Consultant Stock Agreement dated October 28, 1993, between the Company and Bruce R. Hough, (iv) that certain Option Agreement dated as of October 31, 1994, between the Company and Marshall G. Campbell, and (v) those certain Option Agreements dated as of November 15, 1994, between the Company and each of (A) Frank W. Gay II, (B) Bruce R. Hough, and (C) Jeffrey A. Hinrichs.

          "Myers Warrants" means any warrants issued or to be issued to William
E. Myers, Jr., Brian E. Sanderson or David Harvey.

          "Non-Voting Common" means the Class A Non-Voting Common Stock, par value $.01 per share, of the Company.

          "Other Registrable Securities" means (i) any shares of Common Stock issued to the Other Stockholders pursuant to the Management Agreements, (ii) any shares of Common Stock issued upon exercise of the Myers Warrants, (iii) any shares of Common Stock issued to the Other Stockholders pursuant to the KAL Purchase Agreement, (iv) any shares of Common Stock issued to employees of the Company after the date hereof, which sale has been approved by the Company's board of directors and identified as being subject to this Agreement, (v) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i), (ii), (iii) and (iv) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (vi) any other shares of Common Stock held by Persons holding securities described in clauses (i), (ii), (iii), (iv) or (v) above; provided, however, that in the event that pursuant to such recapitalization or exchange Non-Participating Securities are issued, such Non-

Participating Securities will not be Registrable Securities. As to any particular shares constituting Other Registrable Securities, such shares will cease to be Other Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Purchase Agreement" means that certain Stock Purchase Agreement dated as of October 28, 1993 between the Company and the Bain Stockholders, whereby the Bain Stockholders purchased the number of shares of Common Stock set forth opposite each Stockholder's name on the Schedule of Purchasers attached thereto.

          "Registrable Securities" means collectively Bain Registrable Securities, Heller Registrable Securities, JNL Registrable Securities and Other Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Subsidiary" means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or business entity.

          Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

          10.  Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (d) Amendments and Waivers; Joinder. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, holders of a majority of the Registrable Securities, holders of a majority of the Heller Registrable Securities and holders of a majority of the JNL Registrable Securities; provided, however, that in the event that such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated. Any employee of the Company who holds Other Registrable Securities may become a party to this Agreement upon execution and delivery of a joinder agreement between such employee and the holders of at least a majority of the Registrable Securities.

          (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of an enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

          (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Governing Law. The corporate law of the State of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

          (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the Bain Stockholders, the Other Stockholders and the holders of the Myers Warrants at the addresses indicated in the Company's records and to the Company, Heller and JNL at the addresses indicated below:

                             Nutraceutical International Corporation
                             c/o Clarte Capital, L.L.C.
                             185 South State Street
                             Suite 930
                             Salt Lake City, Utah 84111
                             Attention: Frank W. Gay II
                                        Bruce R. Hough

                             with a copy to:
                             --------------

                             Kirkland & Ellis
                             200 East Randolph Drive
                             Chicago, Illinois 60601
                             Attention:  James L. Learner

                             To Heller:
                             ---------

                             Heller Financial, Inc.
                             500 West Monroe Street
                             Chicago, Illinois 60661
                             Attention: Portfolio Manager
                                        Portfolio Organization
                                        Corporate Finance Group

                             with a copy to:
                             --------------

                             Heller Financial, Inc.
                             500 West Monroe Street
                             Chicago, Illinois 60661
                             Attention: Legal Department
                                        Portfolio Organization
                                        Corporate Finance Group

                             To JNL:
                             ------

                             Jackson National Life Insurance Company
                             c/o PPM America, Inc.
                             225 West Wacker Drive
                             Suite 1200
                             Chicago, Illinois 60606
                             Attention:  Private Placements

                             with a copy to:
                             --------------

                             Sonnenschein Nath & Rosenthal
                             1221 Avenue of the Americas
                             New York, New York 10022
                             Attention: Philip A. Haber


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                             *    *    *    *    *

          IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Agreement on the day and year first above written.


                                       NUTRACEUTICAL INTERNATIONAL
                                       CORPORATION


                                       By: /s/ Frank W. Gay II
                                           -------------------------------

                                       Its: Chairman
                                            ------------------------------


                                       BAIN CAPITAL FUND IV, L.P.

                                       By:  Bain Capital Partners IV, L.P.
                                       Its: General Partner

                                       By:  Bain Capital Investors, Inc.
                                       Its: General Partner


                                       By:  /s/ Robert C. Gay
                                            ------------------------------

                                       Its: Managing Director
                                            ------------------------------



                                       BAIN CAPITAL FUND IV-B, L.P.

                                       By:  Bain Capital Partners IV, L.P.
                                       Its: General Partner

                                       By:  Bain Capital Investors, Inc.
                                       Its: General Partner

                                       By:  /s/ Robert C. Gay
                                            ------------------------------

                                       Its: Managing Director
                                            ------------------------------

                              BCIP ASSOCIATES


                              By: /s/ Robert C. Gay
                                  ------------------------------
                                    A General Partner



                              BCIP TRUST ASSOCIATES, L.P.


                              By: /s/ Robert C. Gay
                                  ------------------------------
                                    A General Partner



                              HELLER FINANCIAL, INC.


                              By: (signature illegible)
                                  -------------------------------
                              Its: Vice President
                                  -------------------------------


                              JACKSON NATIONAL LIFE INSURANCE
                              COMPANY


                              By: /s/ P.B. Pheffer
                                 ---------------------------------

                              Its: Sr. V.P. & C.F.O.
                                  -------------------------------



                              Makers of KAL, INC., A California
                              corporation


                              By: /s/ Stephon Weldon
                                 ---------------------------------

                              Its: President
                                   -----------------------------

                              F. W. GAY & SONS


                              By: /s/ Frank W. Gay II
                                  ------------------------------

                              Its: Partner
                                  ------------------------------


                              /s/ Jeffrey A. Hinrichs
                              ----------------------------------
                              Jeffrey A. Hinrichs


                              /s/ Bruce R. Hough
                              ----------------------------------
                              Bruce R. Hough


                              /s/ James L. Learner
                              ----------------------------------
                              James L. Learner


                              /s/ Frank W. Gay II
                              ----------------------------------
                              Frank W. Gay II


                              (unsigned)
                              ----------------------------------
                              Marshall G. Campbell


                              /s/ James Selander
                              ----------------------------------
                              James Selander


                              /s/ Farley Quist
                              ----------------------------------
                              Farley Quist

                              /s/ Daren Peterson
                              ----------------------------------
                              Daren Peterson


                              /s/ Brent Roth
                              ----------------------------------
                              Brent Roth


                              /s/ William E. Myers, Jr.
                              ----------------------------------
                              William E. Myers, Jr.


                              /s/ Brian E. Sanderson
                              ----------------------------------
                              Brian E. Sanderson


                              /s/ David Harvey
                              ----------------------------------
                              David Harvey

                                  Schedule A
                                  ----------

                             The Bain Stockholders
                             ---------------------



                         Bain Capital Fund IV, L.P.
                         Bain Capital Fund IV-B, L.P.
                         BCIP Associates, L.P.
                         BCIP Trust Associates, L.P.
                         F. W. Gay & Sons
                         James L. Learner

                                  Schedule B
                                  ----------

                            The Other Stockholders
                            ----------------------



                             Old KAL, Inc.
                             Frank W. Gay II
                             Bruce R. Hough
                             Jeffrey A. Hinrichs
                             Marshall G. Campbell
                             James Selander
                             Farley Quist
                             Daren Peterson
                             Brent Roth
                             William E. Myers, Jr.
                             Brian E. Sanderson
                             David Harvey